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                                                                 EXHIBIT 23.1





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 21, 1998, included in Musicland Stores Corporation and Subsidiaries Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this Registration Statement.


                                   ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
April 30, 1998